UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 3, 2008

INTERNATIONAL COAL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32679 (Commission File Number)	20-2641185 (IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia (Address of Principal Executive Offices)	25560 (Zip Code)

Registrant’s telephone number, including area code:  (304) 760-2400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 4, 2008, Bennett K. Hatfield, President and Chief Executive Officer of International Coal Group, Inc. (the “Company”), will speak at the Raymond James Coal Investors Conference in New York City.  Mr. Hatfield’s address is scheduled for 10:55 a.m. Eastern Time.  By press release dated November 24, 2008, the public was invited to listen to the address by live webcast that can be accessed through the Company’s website at www.intlcoal.com.  A related written presentation will be posted in the “Investor Relations” area of the Company’s website.  A copy of such presentation is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The foregoing information (including the exhibit hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.”  Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Written presentation for the Raymond James Coal Investors Conference dated December 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bennett K. Hatfield
Name:	Bennett K. Hatfield
Title:	President and Chief Executive Officer

Date:  December 3, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Written presentation for the Raymond James Coal Investors Conference dated December 4, 2008.